SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

                   Date of Report (Date of earliest reported)


                         CORMAX BUSINESS SOLUTIONS, INC.
                  ---------------------------------------------
                            (New name of Registrant)


                                WATCHOUT!, INC.
                           --------------------------
                          (Former name of Registrant)


         UTAH                       333-53738                   84-0959153
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(State or other jurisdiction        (Commission              (IRS Employer
         of incorporation)          File Number)             Identification No.)


Suite 810, 808 4th Avenue SW, Calgary, Alberta                T2P 3E8
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(Address of principal executive offices)                      (Postal Code)


        Registrant's telephone number, including area code (888) 261-2887
                                                           --------------

Item 1. CHANGES IN CONTROL OF REGISTRANT

        None.

Item 2. ACQUISITION OR DISPOSITION OF ASSETS.

On March 8, 2001, the Registrant acquired 100% of the common shares of Expanded Systems Solution Inc., from Novalink Finance Ltd. In connection with the asset sale agreement, dated March 8, 2001, the agreement appoints Kenneth F. McCallion, Esq. A lawyer located in 100 Park Avenue, New York, NY as the escrow agent. Novalink Finance shall deposit Five Hundred Thousand Common Shares (500,000) of Expanded Systems Solutions Inc. being all of the outstanding shares of Expanded Systems into the escrow account of the escrow agent stated. The Registrant Shall deposit Four Hundred Thousand (400,000) shares of Watchout! Inc. common shares into the escrow account. The Escrow agent agrees to hold the shares and stock in the escrow account to fulfill the terms of the agreement. The escrow account is established for the payment to Novalink Finance pursuant to the agreement for the sum of Two Hundred Thousand ($200,000) Dollars. The shares deposited in the escrow account shall be registered under a registration statement with the Securities Exchange Commission as specified in the agreement. Upon the registration statement becoming effective the escrow agent is to liquidate the shares in the Escrow account in an orderly fashion, no more than 20,000 of the shares per week. The Escrow agent shall liquidate the shares over the liquidation period and pay no more than $50,000 at the end of the first and second periods, no more than $100,000 at the end of the third period. The proceeds shall be paid to Novalink Finance Ltd. seven days after the close of each period.

The foregoing is not a complete description of the terms of the Agreement of the Asset Sale Agreement and the Escrow Agreement, copies of the agreements are attached as exhibits to this form 8-k.

Item 3. BANKRUPTCY OR RECEIVERSHIP

        None

Item 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

        None

Item 5. OTHER EVENTS

The Company's name has been changed from WatchOut!, Inc. to Cormax Business Solutions, Inc. effective March 7, 2001.

Item 6. APPONTMENT OF NEW DIRECTORS

        None

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statement of the acquired business

It is impractical to provide the required audited financial statements and pro forma financial information at the time of the filing of this report. The required financial information will be filed within the time prescribed by Rule S-X.

(b) Not Applicable

(c) EXHIBITS

         Exhibit       Description
         -------       ------------

          3.6 Articles of Amendment to the Articles of Incorporation of WatchOut!, Inc.

         10.1 Asset Sale Agreement Dated March 8, 2001 between Novalink Finance Ltd. and Watchout! Inc.

         10.2 Escrow Agreement Dated March 20, 2001 between Novalink Finance Ltd. and Watchout! Inc.

         10.3 Employment Agreement Dated March 23, 2001 between Cormax Business Solutions, Inc. and Glenn Boyd.

         10.4 Employment Agreement Dated March 23, 2001 between Cormax Business Solutions, Inc. and Grahame Entwistle.

         10.5 Employee Confidentiality, Non-Disclosure and Non-Competi-tion Agreement between Cormax Business Solutions, Inc., Expanded Systems Solutions, Inc., and Grahame Entwistle

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Watchout! Inc.
                                             -----------------------------------
                                             (Registrant)


                                             /S/ Todd A. Violette
                                             -----------------------------------
Date   April 5, 2001                         (Signature)*
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*Print name and title of officer under his signature.